                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 27, 2000



                                 INTERDENT, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



              000-25549                                 95-4710504
      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)


                         222 North Sepulveda Boulevard,
                                   Suite 740,
                        El Segundo, California 90245-4340
                        ---------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (310) 765-2400
                                 --------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS.

         On June 15, 2000, we completed a $36.5 million private financing with Levine Leichtman Capital Partners through the sale of senior subordinated notes, common stock and warrants. Approximately $25 million of the proceeds will be used to reduce senior debt and for working capital and approximately $11 million of the proceeds will be used to fund a senior management retention program. In connection with this retention program, we will make interest-bearing loans to certain members of the senior management team, which will be secured by shares of our common stock and certain other assets owned by such individuals.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  4.1 Promissory Note executed by Gentle Dental Service Corporation, a Washington corporation, Gental Dental Management, Inc., a Delaware corporation and Dental Care Alliance, Inc., a Delaware corporation , in favor of Levine Leichtman Capital Partners II, L.P., a California limited partnership.

                  4.2 Warrant to purchase shares of common stock executed by InterDent, Inc, a Delaware corporation, in favor of Levine Leichtman Capital Partners II, L.P., a California limited partnership.

                  99.1     Text of Press Release dated June 16, 2000.

                  99.2 Securities Purchase Agreement dated June 15, 2000, by and among Gentle Dental Service Corporation, a Washington corporation, Gentle Dental Management, Inc., a Delaware corporation, Dental Care Alliance, Inc., a Delaware corporation, InterDent, Inc., a Delaware corporation, the Subsidiaries of InterDent, and Levine Leichtman Capital Partners II, L.P., a California limited partnership.

                  99.3 Investor Rights Agreement dated June 15, 2000, by and among Sprout Capital VII, L.P., Sprout Growth II, L.P., The Sprout CEO Fund, L.P., DLJ Capital Corp., DLJ First ESC L.L.C., SRM '93 Children's Trust, CB Capital Investors, LLC, Michael T. Fiore, Steven R. Matzkin, D.D.S. and Curtis Lee Smith, Jr., InterDent, Inc., a Delaware corporation, and Levine Leichtman Capital Partners II, L.P., a California limited partnership.

                  99.4 First Amendment to Registration Rights Agreement, dated June 15, 2000, by and among InterDent, Inc., the Requisite Holders and Levine Leichtman Capital Partners II, L.P.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERDENT, INC.


Date:  June 27, 2000                  By:   /s/ Michael T. Fiore
                                          -----------------------------------
                                              Michael T. Fiore
                                              Co-Chairman and Chief Executive
                                              Office